UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

TO Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	February 25, 2016

HALLMARK FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-11252	87-0447375
(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 1000, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

817-348-1600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 25, 2016, an Assignment and Assumption of Lease Agreement and Bill of Sale (the “Assignment Agreement”) was executed between Hallmark Financial Services, Inc. (the “Registrant”) and Equitymetrix, LLC (the “Assignor”). Pursuant to the Assignment Agreement, the Assignor assigned to the Registrant all of its right, title and interest in and to that certain Lease and amendments thereto (as amended to date, the “Lease Agreement”) with respect to the office space comprising Suite 1000 (the “Premises”) in the office building commonly known as Galleria North, Tower II located at 13727 Noel Road, Dallas, Texas. In consideration of such assignment, the Registrant assumed all of the obligations of the Assignor under the Lease Agreement commencing March 1, 2016. The current landlord under the Lease Agreement, Galleria North II, L.P. (the “Landlord”), has consented to the assignment and assumption of the Lease Agreement. The Assignor also conveyed to the Registrant certain furniture, fixtures and equipment in the Premises.

The Premises consist of approximately 15,072 square feet of net rentable space in a high-rise office building. The base rent for the Premises is currently $27,946 per month and increases by $628 per month on December 1 of each calendar year until the Lease Agreement expires on November 30, 2022. The average rent over the remaining term of the Lease Agreement is $29,900 per month. Prior to execution of the Assignment Agreement, there was no material relationship between the Registrant or any of its affiliates and either the Assignor or the Landlord.

The foregoing descriptions of the Assignment Agreement and the Lease Agreement are qualified in their entirety by reference to the definitive agreements filed as exhibits to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

10.1	Assignment and Assumption of Lease Agreement and Bill of Sale between Equitymetrix, LLC and Hallmark Financial Services, Inc. dated to be effective March 1, 2016.

10.2	Lease between Musref 13727 Noel, L.P. and Equitymetrix, LLC dated March 25, 2009, as amended by First Amendment to Lease between Musref 13727 Noel, L.P. and Equitymetrix, LLC dated February 3, 2010, Second Amendment to Lease between Musref 13727 Noel, L.P. and Equitymetrix, LLC dated July 2, 2013, and Third Amendment to Lease between Musref 13727 Noel, L.P. and Equitymetrix, LLC dated February 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

HALLMARK FINANCIAL SERVICES, INC.

Date: March 1, 2016	By:	/s/ Jeffrey R. Passmore
Jeffrey R. Passmore, Chief Accounting Officer